Oppenheimer Florida Tax-Exempt Fund
                       Exhibit 24(b)(16)(iii) to Form N-1A
                      Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution                   Amount From                Amount From
  Reinvestment                   Investment                 Long or Short-Term                 Reinvestment
  (Ex)Date                       Income                     Capital Gains                      Price
Class A Shares
  11/10/93                       0.0530000                    0.0000                             11.590
  12/10/93                       0.0530000                    0.0000                             11.770
  01/10/94                       0.0530000                    0.0000                             11.790
  02/10/94                       0.0530000                    0.0000                             11.750
  03/10/94                       0.0530000                    0.0000                             11.140
  04/08/94                       0.0530000                    0.0000                             10.730
  05/10/94                       0.0530000                    0.0000                             10.670
  06/10/94                       0.0530000                    0.0000                             11.040
  07/08/94                       0.0530000                    0.0000                             10.620
  08/10/94                       0.0530000                    0.0000                             10.750
  09/09/94                       0.0530000                    0.0000                             10.710
  10/10/94                       0.0530000                    0.0000                             10.440
  11/10/94                       0.0530000                    0.0000                              9.930
  12/09/94                       0.0530000                    0.0000                             10.140
  01/10/95                       0.0530000                    0.0000                             10.320
  02/10/95                       0.0530000                    0.0000                             10.750
  03/10/95                       0.0530000                    0.0000                             10.790
  04/10/95                       0.0530000                    0.0000                             10.930
  05/10/95                       0.0530000                    0.0000                             11.010
  06/09/95                       0.0530000                    0.0000                             11.160
  07/10/95                       0.0530000                    0.0000                             11.060
  08/10/95                       0.0530000                    0.0000                             10.900
  09/08/95                       0.0530000                    0.0000                             11.050
  10/10/95                       0.0506000                    0.0000                             11.140
  11/10/95                       0.0506000                    0.0000                             11.230
  12/08/95                       0.0506000                    0.0000                             11.420
  01/10/96                       0.0506000                    0.0000                             11.340
  02/09/96                       0.0506000                    0.0000                             11.400
  03/08/96                       0.0506000                    0.0000                             11.090
  04/10/96                       0.0506000                    0.0000                             10.980
  05/10/96                       0.0506000                    0.0000                             10.980
  06/10/96                       0.0506000                    0.0000                             10.870
  07/10/96                       0.0506000                    0.0000                             10.930


Class B Shares
  11/10/93                       0.0410915                   0.0000                              11.590
  12/10/93                       0.0436759                   0.0000                              11.780
  01/10/94                       0.0468184                   0.0000                              11.810
  02/10/94                       0.0456769                   0.0000                              11.760
  03/10/94                       0.0461788                   0.0000                              11.160
  04/08/94                       0.0461931                   0.0000                              10.740
  05/10/94                       0.0463047                   0.0000                              10.680
  06/10/94                       0.0450584                   0.0000                              11.060
  07/08/94                       0.0468869                   0.0000                              10.640
  08/10/94                       0.0459714                   0.0000                              10.770





Oppenheimer Florida Tax-Exempt Fund
Page 2


Distribution                     Amount From           Amount From
Reinvestment                     Investment            Long or Short-Term                  Reinvestment
(Ex)Date                         Income                Capital Gains                       Price

Class B Shares (Continued)
  09/09/94                       0.0457576                 0.0000                             10.730
  10/10/94                       0.0470162                 0.0000                             10.460
  11/10/94                       0.0469221                 0.0000                              9.940
  12/09/94                       0.0463407                 0.0000                             10.150
  01/10/95                       0.0466534                 0.0000                             10.340
  02/10/95                       0.0457796                 0.0000                             10.760
  03/10/95                       0.0464463                 0.0000                             10.800
  04/10/95                       0.0465218                 0.0000                             10.950
  05/10/95                       0.0460054                 0.0000                             11.030
  06/09/95                       0.0456381                 0.0000                             11.180
  07/10/95                       0.0463674                 0.0000                             11.080
  08/10/95                       0.0460523                 0.0000                             10.920
  09/08/95                       0.0459325                 0.0000                             11.060
  10/10/95                       0.0437788                 0.0000                             11.160
  11/10/95                       0.0430014                 0.0000                             11.250
  12/08/95                       0.0440888                 0.0000                             11.430
  01/10/96                       0.0433970                 0.0000                             11.360
  02/09/96                       0.0430042                 0.0000                             11.420
  03/08/96                       0.0442573                 0.0000                             11.110
  04/10/96                       0.0434936                 0.0000                             10.990
  05/10/96                       0.0433521                 0.0000                             10.990
  06/10/96                       0.0442989                 0.0000                             10.890
  07/10/96                       0.0439453                 0.0000                             10.940

Class C Shares
  09/08/95                       0.0192678                 0.0000                             11.040
  10/10/95                       0.0499167                 0.0000                             11.140
  11/10/95                       0.0482577                 0.0000                             11.230
  12/08/95                       0.0506349                 0.0000                             11.410
  01/10/96                       0.0442657                 0.0000                             11.340
  02/09/96                       0.0420212                 0.0000                             11.400
  03/08/96                       0.0418421                 0.0000                             11.090
  04/10/96                       0.0425692                 0.0000                             10.980
  05/10/96                       0.0427069                 0.0000                             10.980
  06/10/96                       0.0440270                 0.0000                             10.870
  07/10/96                       0.0458665                 0.0000                             10.930


1. Average Annual Total Returns for the Periods Ended 07/31/96:

   The formula for calculating average annual total return is as follows:

             1                           ERV n
   --------------- = n                  (---) - 1 = average annual total return
   number of years                        P

   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000



Oppenheimer Florida Tax-Exempt Fund
Page 3


1. Average Annual Total Returns for the Periods Ended 07/31/96 (Continued):

Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

  One Year                                           Inception

  $1,015.23 1                       $1,082.54 .3529
 (---------)  - 1 = 1.52%          (---------)   - 1 = 2.84%
   $1,000                             $1,000

Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 3.00% for the inception year:
  One Year                                           Inception

  $1,007.85 1                       $1,084.99 .3529
 (---------)  - 1 = 0.79%          (---------)   - 1 = 2.92%
   $1,000                             $1,000


Examples at NAV:

Class A Shares

  One Year                                           Inception

  $1,065.84 1                      $1,136.51 .3529
 (---------)  - 1 = 6.58%         (---------)   - 1 = 4.62%
   $1,000                          $1,000

Class B Shares

  One Year                                           Inception

  $1,057.85 1                    $1,114.10 .3529
 (---------)  - 1 = 5.79%         (---------)   - 1 = 3.89%
   $1,000                          $1,000


Oppenheimer Florida Tax-Exempt Fund
Page 4


2.  Cumulative Total Returns for the Periods Ended 07/31/96:

    The formula for calculating cumulative total return is as follows:

          (ERV - P) / P  =  Cumulative Total Return

Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

    One Year                                                  Inception

    $1,015.23 - $1,000                             $1,082.54 - $1,000
    ------------------  = 1.52%                 ------------------  = 8.25%
             $1,000                                     $1,000

Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 3.00% for the inception year:

    One Year                                                  Inception

    $1,007.85 - $1,000                               $1,084.99 - $1,000
    ------------------  = 0.79%                    ------------------  = 8.50%
             $1,000                                      $1,000

Class C Shares

Examples, assuming a maximum contingent deferred sales charge of 1.00% for the inception year:

   Inception

   $1,046.36 - $1,000
   ------------------   = 4.64%
         $1,000


Oppenheimer Florida Tax-Exempt Fund
Page 5

2.  Cumulative Total Returns for the Periods Ended 07/31/96 (Continued):

Examples at NAV:

Class A Shares

    One Year                                                  Inception

    $1,065.84 - $1,000                           $1,136.51 - $1,000
    ------------------  = 6.58%                ------------------  = 13.65%
             $1,000                                  $1,000


Class B Shares

    One Year                                                  Inception

    $1,057.85 - $1,000                           $1,114.10 - $1,000
    ------------------  = 5.79%                 ------------------  = 11.41%
             $1,000                                 $1,000


Class C Shares

    Inception

    $1,056.35 - $1,000
    ------------------  =  5.64%
          $1,000


Oppenheimer Florida Tax-Exempt Fund
Page 6


3.  Standardized Yield for the 30-Day Period Ended 07/31/96:

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                                     a - b                  6
                     Yield =  2 { (--------  +  1 )  -  1 }
                                   cd or ce

          The symbols above represent the following factors:

            a = Dividends and interest earned during the 30-day period.
            b = Expenses accrued for the period (net of any expense
                    reimbursements).
            c = The average daily number of Fund shares outstanding during the 30-day period that were entitled to receive dividends.
            d = The Fund's maximum offering price (including sales charge) per share on the last day of the period.
            e = The Fund's net asset value (excluding contingent deferred sales charge) per share on the last day of the period.


Class A Shares

Example, assuming a maximum sales charge of 4.75%:

                   $89,172.04 - $17,282.11                    6
             2{(----------------------- +  1)  - 1}  = 4.28%
                    1,749,126  x  $11.62


Class B Shares

Example at NAV:

                   $59,854.48 - $19,422.46                     6
             2{(-----------------------  +  1)  - 1}  = 3.76%
                     1,172,192 x  $11.09


Class C Shares

Example at NAV:

                   $   336.91 - $   108.52                     6
             2{(-----------------------  +  1)  - 1}  = 3.77%
                        6,610  x  $11.07


Oppenheimer Florida Tax-Exempt Fund
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4.  DIVIDEND YIELDS FOR THE 30-DAY PERIOD ENDED 07/31/96:

    The Fund's dividend yields are calculated using the following formula:

                  Dividend Yield   =  { (a / 30) x 365 } / b or c

    The symbols above represent the following factors:

          a = The accrual dividend earned during the period.
          b = The Fund's maximum offering price (including sales charge)
              per share on the last day of the period.
          c = The Fund's net asset value (excluding sales charge) per share on the last day of the period.

Examples:

Class A Shares

  Dividend Yield
  at Maximum Offering                                $.0483845/30 x 365
                                                   ------------------  =  5.07%
                                                               $11.62

  Dividend Yield
  at Net Asset Value                                 $.0483845/30 x 365
                                                   ------------------  =  5.32%
                                                               $11.07

Class B Shares

  Dividend Yield
  at Net Asset Value                                 $.0417058/30 x 365
                                                   ------------------  =  4.58%
                                                               $11.09

Class C Shares

  Dividend Yield
  at Net Asset Value                                 $.0418254/30 x 365
                                                   ------------------  =  4.60%
                                                               $11.07


Oppenheimer Florida Tax-Exempt Fund
Page 8


4.     TAX-EQUIVALENT YIELDS FOR THE 30-DAY PERIOD ENDED 07/31/96:

   The Fund's tax-equivalent yields are calculated using the following formula:

              a
            -----  +  b  =  Tax-Equivalent Yield
            1 - c

   The symbols above represent the following factors:

   a = 30-day SEC yield of tax-exempt security positions in the portfolio. b = 30-day SEC yield of taxable security positions in the portfolio.
   c = Stated income tax rate for an individual in the 39.6% federal tax bracket filing singly).

  Examples:


  Class A Shares

                                       .0428
                                    -----------  +  0  = 7.09%
                                    1  -  .3960


  Class B Shares

                                       .0376
                                    -----------  +  0  = 6.23%
                                    1  -  .3960

  Class C Shares

                                       .0377
                                    -----------  +  0  = 6.24%
                                    1  -  .3960